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                                 EXHIBIT 10(b)2
                             STOCK OPTION AGREEMENT
                                      for
                          NON-QUALIFIED STOCK OPTIONS
                                   under the
                 BANC ONE CORPORATION 1989 STOCK INCENTIVE PLAN

Stock Option Agreement made as of the 3rd day of May, 1993, ("Agreement"), between BANC ONE CORPORATION, an Ohio corporation, located at 100 East Broad Street, Columbus, Ohio 43271-0261 ("BANC ONE") and, currently an employee of BANC ONE or a subsidiary of BANC ONE ("Employee").

WHEREAS, the BANC ONE CORPORATION 1989 Stock Incentive Plan (the "Plan") was adopted by BANC ONE's Board of Directors on January 19, 1989, and was approved by BANC ONE's Shareholders on April 18, 1989, and a committee of the Board of Directors of BANC ONE designated in the Plan (the "Committee") has approved this option to purchase shares of BANC ONE Common Stuck (the "Option") subject to terms and conditions of the Plan and this Agreement;

NOW, THEREFORE, in consideration of the premises, mutual covenants hereinafter set forth, and other good and valuable consideration, BANC ONE and Employee agree as follows:

1. NUMBER OF OPTION SHARES AND PURCHASE PRICE. On the 3rd day of May, 1993, BANC ONE granted to the Employee, as a matter of separate inducement and agreement, and not in lieu of salary or any other compensation for services, the Option to purchase an aggregate of () shares of BANC ONE's Common Stock, no par value, $5.00 stated value (the Option Shares), on the terms and conditions hereinafter set forth, at the purchase price of $55.625 per share (the Option Price).

2. INCORPORATION OF PLAN. It is understood and agreed that the Plan shall control in the event there is any conflict between the Plan and this Agreement and on such matters as are not contained in this Agreement. Employee acknowledges receipt of a copy of the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

3.      EXERCISE OF OPTION.

        (a) VESTING. The Option, i.e., the right to purchase the Option Shares under this Agreement, shall become an accrued right to purchase only if the Employee has been continuously employed by BANC ONE and/or one or more of its subsidiaries from the date of the Agreement to the date on which vesting occurs. Such accrued right to purchase the Option Shares under this Agreement shall vest on the fifth anniversary of the date of this Agreement or on the Employee"s retirement after the Employee's sixty-fifth birthday, whichever first occurs, provided however, each exercise of the Option shall involve the purchase of not less than one hundred of the Option Shares except when any unused accrued right to purchase applies to less than one hundred shares. The number and price of shares subject to such accrued right to purchase shall be adjusted, as necessary, pursuant to the provisions of Section 7 of this Agreement. Notice of such exercise of the Option shall be given to BANC ONE by the
               Employee in accordance with Section 6 of this Agreement.
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        (b)    OPTION PRICE. The Option Price upon exercise of any Option which is exercisable shall be paid to BANC ONE in full at the time of such exercise and such payment may be (i) in cash or its equivalent or (ii) by tendering shares of previously acquired shares of BANC ONE Common Stock having a Fair Market Value at the time of exercise equal to the total Option Price or (iii) by a combination of (i) and (ii). Such shares shall be issued as fully paid and nonassessable shares.

        (c) EXPIRATION OF OPTION. Notwithstanding any other provision of this Agreement, the Option to purchase Option Shares under this Agreement shall not be exercisable more than twenty years and one day from the date of this Agreement.

4. TRANSFER OF OPTION. The Option shall not be transferable by the Employee other than by will, or, if the Employee dies intestate, by the laws of descent and distribution of the state of such Employee's domicile at the time of death. The Option shall be exercisable during the lifetime of the Employee only by the Employee. The Option may not be assigned or hypothecated. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option, shall be null and void and without effect. BANC ONE shall have the right to terminate the Option, in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option, provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which BANC ONE or a subsidiary of BANC ONE may have under this Agreement or otherwise.

5.      OPTION RIGHTS UPON EMPLOYMENT TERMINATION

        (a)    TERMINATION FOR SPECIFIC REASONS.  In the event the employment of the Employee by BANC ONE or a subsidiary of BANC ONE is terminated for any reason, any outstanding Option granted
               pursuant to the Plan and any rights thereunder shall be
               exercisable by the Employee (or in case of a deceased Employee by his legal representative) only to the extent of the accrued right to exercise such Option at the date of such termination;
               provided, however, if such termination is by reason of death or disability or, with the prior consent of the Committee, by reason of resignation or retirement under the BANC ONE
               CORPORATION Retirement Plan, and if at the date of such
               termination the Employee had completed twelve (12) full months of employment after the date of the Option grant the Committee may, in its sole discretion, permit the exercise of all or any portion of the Option not otherwise exercisable and may provide that all or some portion of the Option shall not terminate upon or by virtue of such employment termination. To the extent that such Option is exercisable at termination or, as a result of
               Committee approval, becomes exercisable at termination by reason of death or disability, it must be exercised prior to the
               expiration date of the Option or within twelve (12) months and five (5) days after such date of termination of employment, whichever period is shorter. To the extent that such Option is exercisable at termination by reason of retirement under the
               BANC ONE CORPORATION Retirement Plan, it must be exercised within a period equal to the earlier of the expiration date of the Option or tive years after retirement with years of service at or after age 55 subject to termination of the exercise period if, after retirement, the holder is employed by a competitor.
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       (b)    TERMINATION FOR OTHER REASONS.  If the employment of the Employee by BANC ONE or a subsidiary of BANC ONE shall terminate for any reason other than one of those specified on Section 5(a) of this Agreement, the rights under any then outstanding Option granted pursuant to the Plan which, pursuant to the terms of the Agreement between the Employee and BANC ONE, is exercisable as of the date of such termination, shall terminate upon the expiration date of the Option (as provided in Section 3(c) of this Agreement) or three months after such date of termination of employment, whichever first occurs. In its sole discretion, the Committee may extend the three months up to twelve (12) months and five (5) days, but in no event beyond the expiration date of the Option.

6. PROCEDURE FOR EXERCISE OF OPTION. Subject to the terms and conditions of this Agreement, the Option shall be exercisable only in accordance with the following:

       (a) The Option shall be exercisable by written notice to BANC ONE which shall:

              (1) state the election to exercise the Option and the number of shares in respect of which it is being exercised,

              (2) be signed by the person exercising the Option and, in the event that the Option is being exercised by any person other than the Employee, be accompanied by proof, satisfactory to counsel for BANC ONE, of the right of such person to exercise the Option, and

              (3) be accompanied in accordance with Section 3(b) of this Agreement by a check payable to the order of BANC ONE and/or shares of previously acquired shares of BANC ONE Common Stock in an amount equal to the total Option Price of the Option Shares in respect of which the Option is being exercised. In the case of a cashless exercise through Banc One Securities, notification to Banc One Securities of the intent to do an immediate sale of the stock acquired through the exercise of the Option will replace the check and/or shares required to accompany the statement of election to exercise the Option.

       (b) For all purposes of this Agreement, the date of the exercise of the Option with respect to any particular shares shall be the date on which such notice, proof (if required), and check and/or shares in payment, all shall have been received by BANC ONE by registered mail or personal delivery to BANC ONE's office at 100 East Broad Street, 6th floor, Columbus, Ohio 43271-0163, attention of Executive Compensation, or at such other place as BANC ONE shall therefore have designated by notice.

         (c) The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person so exercising the Option and shall be delivered to or upon the written order of the person exercising the Option as soon as practicable after receipt by BANC ONE of such notice, proof (if required), check and/or shares in full payment of the Option Price and, if applicable, a check in full payment of the necessary tax withholding as required by the Plan.
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7.     ADJUSTMENTS TO OPTION SHARES.  In the event that subsequent to the date of this Agreement, the shares should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number of kind of shares of stock or other securities of BANC ONE or of another corporation, then:

       (a) there shall automatically be substituted for each share subject to an unexercised Option (in whole or in part) granted under the Agreement the number and kind of shares of stock or other securities into which each outstanding share shall be changed or for which each such share shall be exchanged,

       (b) the option price per share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event, and

       (c) BANC ONE shall make such other adjustments to the securities subject to options and provisions of the Plan and this Agreement as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares.

8. CONDITIONS FOR EXERCISE OF OPTION. No Option granted under this Agreement may be exercised in whole or in part:

       (a) Until the Option Shares reserved for issuance upon the exercise of such Option have been listed on any stock exchange on which the shares may be listed; and

       (b) Unless the Option Shares being the subject of this Agreement shall have been registered under the Securities Act of 1933 (the "Act"), or if such registration is not required, unless the Employee exercising the Option shall have furnished BANC ONE with an opinion of counsel acceptable to BANC ONE confirming that such registration is not required, BANC ONE may waive the presentation of an opinion of counsel but may require a written statement signed by the Employee containing investment representations satisfactory to BANC ONE and an agreement to accept such restrictions on transfer of the Option Shares as BANC ONE may reasonably impose so long as such shares have not been currently registered under the Act; and

       (c) Until the Option Shares subject to this Agreement shall have been registered under any applicable blue sky laws.

  9. TAX WITHHOLDING. BANC ONE has the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when the Employee is required to pay to BANC ONE an amount required to be withheld under applicable income tax laws upon exercise of an Option, the Employee may satisfy this obligation in whole or in part by electing (the "Election") to have BANC ONE withhold from the distribution Option Shares having a value equal to the amount required to be withheld. The value of the Option Shares to be withheld shall be based on the Fair Market Value of BANC ONE's Common Stock on the date that the amount of tax to be withheld shall be determined. The Election shall be made in accordance with the provisions of the Plan.
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10.    NOTICES. Each notice relating to this Agreement shall be in writing and delivered in person or by registered mail to BANC ONE at its office, 100 East Broad Street, 6th Floor, Columbus, Ohio 43271-0163, attention Executive Compensation. All notices to the Employee or any other person then entitled to exercise the Option shall be delivered to the Employee or such other person at the Employee's address specified below.

11. DETERMINATIONS OF BANC ONE FINAL. Any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation of construction of this Agreement shall be determined by the Board of Directors of BANC ONE or by a Committee appointed by the Board Directors of BANC ONE (or any successor corporation) under the Plan. Any such determination made hereunder shall be final, binding, and conclusive for all purposes.

12. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon each successor and assign of BANC ONE. All obligations imposed upon the Employee, and all rights granted to BANC ONE, hereunder or as stipulated in the Plan shall be binding upon the Employee's heirs, legal representatives, and successors.

13. OBLIGATIONS OF BANC ONE. The liability of BANC ONE under the Plan and this Agreement and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of the Plan or this Agreement shall be construed to impose any liability on BANC ONE in favor of the Employee with respect to any loss, cost, or expense which the Employee may incur in connection with or arising out of any transaction in connection therewith. Nothing in the Plan or this Agreement shall confer upon the Employee any right to continue in the employ of BANC ONE or of any subsidiary of BANC ONE, to be entitled to any remuneration or benefits not set forth in the Plan or this Agreement, or to interfere with or limit the right of BANC ONE or any subsidiary at BANC ONE to terminate the Employee's employment at any time.

14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

15. ENTIRE AGREEMENT. This Agreement supersedes any other agreement, whether written or oral, that may have been made or entered into by BANC ONE and/or any of its subsidiaries and the Employee relating to grant of options and/or the right to purchase shares of BANC ONE Common Stock. This Agreement constitutes the entire agreement by the parties, and there are no agreements or commitments except as set forth herein.

16. CAPTIONS; COUNTERPARTS. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provisions of this Agreement.
       This Agreement may be executed in duplicate, each of which shall constitute one and the same instrument.
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IN WITNESS WHEREOF, this Stock Option Agreement has been executed and dated by the Parties hereto as of this 3rd day of May, 1993.


                                          BANC ONE CORPORATION


                                            By:
- ---------------------------------               -------------------------------
       (Employee Signature)                         Roman J. Gerber
                                                    Plan Administrator
- ---------------------------------                   100 East Broad Street
    (Employee Street Address)                       Columbus, Ohio 43271-0261

- ---------------------------------
  (Employee City, State, & ZIP)

- ---------------------------------
(Employee Social Security Number)